EXHIBIT 32.1
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                       CERTIFICATION PURSUANT TO 18 U.S.C. SS.1350, AS ADOPTED
                         PURSUANT TO SS.906 OF THE SARBANES-OXLEY ACT OF 2002


        In connection with the quarterly report of Spire Corporation (the "Company") on Form 10-Q (the "Report") for the period ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof, I, Roger
G. Little, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

        1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:     August 14, 2007             By:  /s/ Roger G. Little
                                           -------------------------------------
                                           Roger G. Little
                                           Chairman of the Board, Chief
                                           Executive Officer and President


            A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signatures that appear in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.